Domain ADVISORS

Invoice

REFERENCE NUMBER: DADSALE- 4117; TravelTrailer.com

1. Purchase of Domain Name(s)

In consideration of the payments to be made hereunder by Purchaser, Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest in and to the Domain Name(s), including all associated goodwill (the "Rights"). Seller warrants that the Domain Name(s) have/has been properly registered with the Registrar(s) and that no fees are owing to any entity or party with regard to the registration of the Domain Name(s). Buyer shall hereafter be responsible for all registration and renewal fees due to the Registrar. Buyer agrees to pay all fees with Escrow.com transaction. Seller will be paying DomainAdvisors an undisclosed commission on this sale.

Buyer will have initiated the wire for the Purchase Price within the allotted time provided by ESCROW.com, unless otherwise agreed upon nonpayment shall constitute a material breach of this Agreement. Seller then reserves the right to cancel this Agreement and to sell the Domain Name to any interested third party at such purchase price and on such terms and conditions, as Seller shall deem acceptable. If seller or Escrow.com fails to facilitate Escrow.com transaction in a timely manner this does not cancel or default the transaction.

Buyer agrees to pay to Seller US **$50,000**_ USD (the "Purchase Price"), in total under the following terms:

1. Buyer makes an initial down payment of $15,000.00 USD due within 5 business days of execution of the agreement.
2. Final payment for domain will be on September 18, 2013 of $5,000.00 USD

Payment Schedule:

1. 2/20/2013: Down payment $15,000.00 USD
2. 3/20/2013: $5,000.00 USD
4. 5/20/2013: $5,000.00 USD
5. 6/20/2013: $5,000.00 USD
6. 7/20/2013: $5,000.00 USD

7. 8/20/2013: $5,000.00 USD
8. 9/20/2013: Final Payment $5,000.00 USD

The buyer acknowledges that during the payment term buyer will be gaining zero equity in the domain name, and if buyer defaults on any of the payments seller will retain the funds, and the domain name. Not until the final payment is made and received will the buyer gain 100% equity in the domain. At that time the seller will then authorize the domain name(s) to be pushed directly to the buyer's preferred registrar's account and shall be done within 5 days of final payment.

During the payment term the buyer is permitted to use the domain as if it was his or her own, as long as the content on the domain(s), and the use of the domain(s) is appropriate and conforms to all legal and state laws of the United States.
Representations and Warranties of Buyer and Seller.

2. Transfer of Rights

Within 5 days of receipt of the final payment from Buyer via the Escrow Account as confirmed to the parties by Broker, Seller shall authorize and instruct the Registrar(s), and do all things and sign all documents required by the Registrar(s), to transfer the registration of the Domain Name(s) from Seller to Purchaser. Buyer shall provide Seller with the necessary information to complete the transfer, including but not limited to, administrative and technical contact information and the required DNS data.

3. Corporate or Other Authorization

Each Party is duly constituted under the laws of its formation or is over the age of 18 and has the legal capacity to enter into this Agreement. The execution, delivery and performance by each Party of this Agreement and the consummation of the transactions contemplated hereby are within each Party's corporate or other powers of formation and/or existence and have been duly authorized by all necessary corporate or other required action on the part of each Party. Each Party has all legal authority, authorizations and capacity to enter into this Agreement and a transaction for the transfer of the Domain Name(s) and other Assets, and to assume the rights and obligations arising hereby. The undersigned officer or representative of Seller is duly authorized to execute and deliver this Agreement.

4. Independent Legal Advice

Buyer and Seller acknowledge that each has had the opportunity to avail itself or him/herself of independent legal and other professional advice before executing this Agreement. Buyer and Seller each acknowledge that Broker, nor any of Broker's employees, officers, directors, shareholders, agents, or assigns, has provided any legal advice of any kind with respect to the entering into and execution of this Agreement.

5. Limited Warranty

BUYER EXPRESSLY AGREES THAT IT IS PURCHASING RIGHTS TO THE DOMAIN NAME AT ITS SOLE RISK. OTHER THAN AS PROVIDED IN THIS AGREEMENT, SELLER AND BROKER DISCLAIM ALL WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. SELLER AND BROKER DO NOT MAKE ANY WARRANTY THAT THE DOMAIN NAME(S) WILL MEET BUYER'S REQUIREMENTS, OR THAT BUYER WILL BE ABLE TO ATTAIN ANY SPECIFIC RESULTS OR VALUE ASSOCIATED WITH THE DOMAIN NAME(S) OR THE USE THEREOF. BUYER AND SELLER TOWARDS EACH OTHER, AND BOTH BUYER AND SELLER TOWARDS BROKER, AGREE TO INDEMNIFY AND HOLD THE OTHER AND BROKER (INCLUDING ITS SUBSIDIARIES, AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, HEIRS, ASSIGNS AND REPRESENTATIVES) HARMLESS FROM ANY CLAIM, DEMAND, COST, EXPENSE OR CHARGE, INCLUDING ATTORNEYS' FEES, MADE BY ANY THIRD PARTY ARISING FROM OR IN CONNECTION WITH ANY INTELLECTUAL PROPERTY CLAIM, OWNERSHIP CLAIM, OR THE BREACH OF ANY OBLIGATION, REPRESENTATION OR WARRANTY PROVIDED FOR UNDER THIS AGREEMENT. IN NO EVENT SHALL BROKER'S LIABILITY FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES RESULTING IN ANY WAY FROM THE USE OR THE INABILITY TO USE THE SERVICES OR FOR THE COST OR PROCUREMENT OF ANY SERVICES, EXCEED THE AMOUNTS RECEIVED BY BROKER FOR THE SERVICES IT PROVIDES HEREUNDER.

Name Administration Inc.

[signature]

Signature

Jeffrey M. Gabriel

Print Name & Title (if any)

Effective Date 2/18/2013

DomainAdvisors Limited

[signature]

Signature

Jessa Holcomb

Print Name & Title (if any)

Brad Nelms

[signature]

Signature

Brad W. Nelms

Print Name & Title (if any)